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                                                                    Exhibit 99-A

                                                                       [LOGO]
                                                                      conectiv


August 14, 2002


Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Thomas S. Shaw, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Conectiv, and, except as corrected or supplemented in a subsequent covered report:

            . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

            . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

    (2) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

            . Conectiv Annual Report on Form 10-K for the year ended December 31, 2001

            . Conectiv Quarterly Report on Form 10-Q for the quarter ended March 31, 2002

            . Conectiv Quarterly Report on Form 10-Q for the quarter ended June 30, 2002

            . Reports on Form 8-K dated January 31, 2002, April 1, 2002, June 7, 2002, July 18, 2002, July 24, 2002, July 25, 2002, and
                  August 1, 2002.

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(3)   I have reviewed the contents of this statement with Conectiv's Audit
      Committee of the Board of Directors.


                                             Subscribed and sworn to
/s/ Thomas S. Shaw                           before me this 14/th/ day of
------------------------------               August 2002.
Thomas S. Shaw, President and
   Chief Operating Officer                   /s/ Sharon M. Roach
                                             ----------------------
                                             Notary Public

                                             My Commission Expires:

                                             Sharon M. Roach
                                             Notary Public
                                             State of Delaware
                                             My Commission Expires Oct. 22, 2004